UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2024

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

200 East Camperdown Way
Greenville, South Carolina 29601
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(800) 822-2651

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	UCB	New York Stock Exchange
Depositary shares, each representing 1/1,000th interest in a share of Series I Non-Cumulative Preferred Stock	UCB PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective September 4, 2024, the Board of Directors (the “Board”) of United Community Banks, Inc. (the “Company”) appointed Sally Pope Davis to serve as a Board member until the Company’s next annual meeting of shareholders. The Board increased the size of the Board from 12 to 13 directors and appointed Ms. Davis as a director to fill the vacancy created by the increase. Ms. Davis was also appointed as a member of the Board of Directors of the Company’s wholly-owned banking subsidiary, United Community Bank (the “Bank”).

The Board has not yet determined any committees to which Ms. Davis will be appointed. Ms. Davis will participate in the current director compensation arrangements generally applicable to the Company’s non-employee directors as described in the Company’s Proxy Statement filed in connection with the 2024 Annual Meeting of Shareholders. There are no arrangements or understandings between Ms. Davis and other persons pursuant to which she was selected as a director. Ms. Davis has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Ms. Davis retired in April 2024 from The Goldman Sachs Group, Inc. following a 35-year career with that firm where she served most recently as a Managing Director and co-lead portfolio manager for Goldman Sachs Small Cap Value and Mid Cap Value strategies. She is also a member of the boards of directors of First Financial Bankshares, Inc. and Core Specialty Holdings, Inc.

Item 7.01 Regulation FD Disclosure.
In connection with the appointment of Ms. Davis to the Board, the Company issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d)     See exhibit index below for the list of exhibits filed or furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 4, 2024 (furnished only)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Jefferson L. Harralson
	Name:	Jefferson L. Harralson
	Title:	Executive Vice President and Chief Financial Officer

Date: September 4, 2024